Execution Version        Exhibit 10.1
AMENDMENT NO. 26 TO MASTER SERVICES AGREEMENT

This Amendment No. 26 (“Amendment”) is dated and effective on June 30, 2025 (“Amendment Effective Date”) by and between Block, Inc., a Delaware corporation, whose principal address is 1955 Broadway, Suite 600. Oakland, CA 94612 (“Client”) and Marqeta, Inc., a Delaware corporation, whose principal address is 180 Grand Avenue, 6th Floor, Oakland, CA 94612 (“Marqeta”), and amends the Master Services Agreement between Client and Marqeta dated April 19, 2016, as amended (“Agreement”). Capitalized terms that are not defined in this Amendment are defined in the Agreement.

RECITALS
    WHEREAS, Client and Marqeta are working to onboard and utilize a new backup Issuing Bank for Client’s Cash App Program.

    WHEREAS, such backup Issuing Bank has agreed to support Client’s Cash App Program as backup Issuing Bank and be ready, willing and able to transition to a role as an Issuing Bank for Client’s Cash App Program in accordance with the terms set forth herein.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree that the following terms will be appended to as a new Schedule D-1 of the Agreement:

Backup Issuance for the Cash App Program

1.Backup Issuing Bank. Client and Marqeta mutually agree to initially onboard and utilize Pathward, National Association fka MetaBank, National Association (“Pathward”) as a backup Issuing Bank for Client’s Cash App Program. Client and Marqeta may mutually agree to transition Pathward from its role as a backup Issuing Bank to an Issuing Bank for the Cash App Program. In furtherance of the foregoing, Client agrees that Marqeta may share mutually agreed upon Client information, including Client Confidential Information, with Pathward for the sole purpose of onboarding Pathward as a backup Issuing Bank and Issuing Bank (as applicable) pursuant to the terms of this Agreement. In the event that the Cash App Program is transitioned from Client’s current Issuing Bank to Pathward, Marqeta will provide commercially reasonable support and cooperate in good faith to support the facilitation of such transition, including, but not limited to, the transfer and receipt of all data, documentation, and account functionality necessary to ensure a smooth transition from Client’s current Issuing Bank to Pathward and continuity of the Cash App Program.

2.Engagement Notice to Backup Issuing Bank. Upon a determination by Client and Marqeta to transition Pathward from a backup Issuing Bank to an Issuing Bank for the Cash App Program, Marqeta, with input from Client, shall provide written notice (the “Engagement Notice”) of the Parties’ intent to Pathward, which will also specify the Parties’ intended live launch date (the “Pathward Cash App Program Launch Date”) for Pathward’s transition to Issuing Bank for the Cash App Program (the actual launch date, “Live Launch Date”). Prior to Marqeta’s provision of the Engagement Notice to Pathward, Client agrees to:
a.complete all due diligence documentation reasonably required by Pathward to Pathward’s satisfaction.
b.provide all reasonably necessary assistance to Marqeta in providing reasonably required documentation required by Pathward regarding the Cash App Program, including but not limited to documentation relating to the functionalities and features of the Cash App Program.

3.Pre-Launch Requirements. Prior to the Pathward Cash App Program Launch Date, Client agrees to:
a.Provide all reasonably necessary assistance to Marqeta to ensure that all marketing and promotional materials for the Cash App Program are accurate with respect to Pathward as Issuing Bank and have been revised to reflect any differences between the Cash App Program with the previous or existing Issuing Bank and the Cash App Program with Pathward as Issuing Bank.
b.Enter into a Program Oversight and Custodial Account Sweep Agreement (“Pathward Custodial Account Agreement”) for the establishment of a limited-purpose custodial account at Pathward (the “Cash App Custodial Account”) solely to hold a portion of Cash App Program wallet funds in order to enable the real-time loading of Card Accounts to complete Card purchase and ATM withdrawal transactions requested by Cardholders and to receive transfers of proceeds deriving from direct deposits and returns to the Card Account for crediting back to the applicable Cardholder’s wallet account. A Cash App Custodial Account, [***], has been established with Pathward in the name of Client, as custodian for the benefit of beneficiaries that are Cash App Program consumer wallet holders who have requested and been issued a Cardholder Account and Card by Pathward in connection with the Cash App Program.

4.Funding Requirements. To ensure Cash App Program wallet funds are available in the Cash App Custodial Account for loading to Cardholder Accounts, Client agrees that during the term of the Cash App Program, the Cash App Custodial Account shall be funded with [***] of anticipated spend during regular weekdays and with [***] of anticipated spend during a weekend. Holidays, including long weekends, will be funded to maintain corresponding appropriate levels. In the event Client is unable to comply with this obligation, the Parties will work together in good faith to remedy any such issue in a timely manner. At Marqeta’s reasonable request, the Parties shall discuss possible modifications to the requirements set forth herein due to unexpected or excessive growth in load volumes or shortfalls in the Cash App Custodial Account but only to the extent the increase is reasonable in relation to the shortfall risks.

5.Backup Issuing Fee. Beginning on July 1, 2025, Client agrees to pay Marqeta a monthly fee of [***] (the “Backup Issuing Fee”) until the earlier of (i) the Live Launch Date, at which time the Backup Issuing Fee will be replaced with the pricing set forth below in Section 6; or (ii) June 30, 2028, which, for clarity aligns with the Cash App Initial Term as set forth in the Agreement. For the avoidance of doubt, Client’s obligation to pay the Backup Issuing Fee in accordance with this section will only apply so long as Marqeta’s agreement with Pathward remains in effect for the duration of this Agreement.

6.Post-Launch Fees Applicable to the Cash App Program. In the event that Pathward becomes an Issuing Bank for the Cash App Program pursuant to the terms of this Agreement, the following fees shall apply solely to the Cash App Program as of the Live Launch Date:

a.Cash App Program Purchase Volume Commission. Client shall pay Marqeta basis points on the total amount of Cash App Program Prepaid Account purchase volume from both settled signature and PIN Transactions each month (the “Cash App Program Purchase Volume Commission”) in accordance with the following tables. The tiers below are to be applied on a landed-on basis, where the model calculates the total volume at the appropriate tier and the single fees associated with that tier applies to all settled volume. For purposes of the Cash App Program, the Cash App Program Purchase Volume Commission shall exclude ATM withdrawal Transactions. For the avoidance of doubt, Marqeta will charge a fee of [***] on account of or in connection ATM usage with the Cash App Program.

SIGNATURE PURCHASE VOLUME COMMISSION

Monthly Signature Purchase Volume		Basis Points ("bps") Paid to Marqeta - Signature
Floor	Ceiling
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

PIN TRANSACTION VOLUME

Monthly PIN Purchase Volume		Basis Points ("bps") Paid to Marqeta - PIN
Floor	Ceiling
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
    “Transaction” means using an Account or Card to do any of the following: [***].

b.Cash App Program Collateral Review Support Fee. As compensation for Pathward’s commitment to respond to all Cash App Program collateral review requests [***], Marqeta will pass through to Client, and Client will pay to Marqeta a fee of [***] for each month of the Term (“Cash App Program Collateral Review Support Fee”); provided, however, the Cash App Program Collateral Review Support Fee shall not be applicable (i.e., due and payable) until receipt of the Engagement Notice by Pathward.

c.Minimum Monthly Fees for Cash App Program. Beginning on the Live Launch Date, Client agrees and commits that its marketing efforts will generate sufficient volume on a monthly basis to result in minimum monthly Cash App Program Purchase Volume Commissions of [***] throughout the Term (the “Cash App Program Minimum Monthly Purchase Volume Commissions”). In the event that the Cash App Program does not generate sufficient Cash App Program Purchase Volume Commissions in any calendar month to surpass the Cash App Program Minimum Monthly Purchase Volume Commissions, Client agrees to pay to Marqeta a sum equal to the Cash App Program Minimum Monthly Purchase Volume Commissions less the actual Cash App Program Purchase Volume Commissions for that month (such sum, the “Cash App Program Purchase Volume Commissions Shortfall”). By way of example, if the Cash App Program Purchase Volume Commissions for a given month are [***], the Cash App Program Purchase Volume Commissions Shortfall for such month will be [***] (such amount representing the Cash App Program Minimum Monthly Purchase Volume Commissions of [***] minus the actual Cash App Program Purchase Volume Commissions for such month of [***]).

d.Additional Fees. Same-day wire transfer fees will be [***]. In addition, Client shall ensure inbound settlement funds for the Cash App Program arrive before outbound settlement. If inbound settlement funds for the Cash App Program do not arrive before outbound settlement, Marqeta will charge Client a “Settlement Shortfall Fee” equal to [***].

e.Payment and Invoicing. All fees payable under this Agreement, including the Backup Issuing Fee, the Cash App Program Purchase Volume Commission, the Cash App Program Collateral Review Support Fee, and the Cash App Program Purchase Volume Commissions Shortfall Obligation will be payable by Client to Marqeta in accordance with Section 8(a) of the Agreement after receiving an invoice from Marqeta.

7.Commissions on Deposit.

(a)    Marqeta will pay Client on a passthrough basis a monthly commission on beneficiary wallet funds deposited in the Cash App Custodial Account and funds deposited in the Cash App Program funding account or settlement accounts held at Pathward in connection with the Cash App Program (“Subject Accounts”). For clarity, Pathward’s current calculation of Deposit Commission is [***]. To further clarify, eligible funds to receive Commission on Deposit will only include [***]. Payment of the Deposit Commission by Marqeta to Client will be made monthly in arrears.

Eligible Average Net Deposits Exceeding Minimum Account Balance	Federal Funds Minus
[***]	[***]

For example, if the applicable average Effective Federal Funds Rate for the month is 5.00%, and the Net Month Average Balance of Deposits held in the Subject Accounts is [***], then Servicer's Deposits Commissions would equal [***], divided by 365 & multiplied by 30, then multiplied by [***], for a total of [***].
(b)    If, at any time the net monthly average balance of deposits held in the Subject Accounts exceeds [***], Marqeta and Client shall have good faith discussions about increasing the Deposit Commission rate.

8.Annual Reviews. Once the Live Launch Date occurs, Client agrees to participate in annual reviews with Pathward and Marqeta to review Pathward’s requirements with respect to the Cash App Program.

9.Remedies for Excessive Chargebacks, Transaction Disputes, or Fraud. In the event chargebacks, transaction disputes, or fraud in connection with the Cash App Program present materially adverse risks to the Cash App Card Program, Client will, upon Marqeta’s reasonable request and as mutually agreed upon, (i) provide a root cause analysis of the issue as soon as commercially practicable after Marqeta’s request; (ii) develop a reasonable remediation plan to be approved by Marqeta (acting in good faith) and initiate reasonable remedial action to correct the issue as soon as commercially practicable; and (iii) advise Marqeta, as and to the extent requested by Marqeta, of the status of remedial efforts being undertaken with respect to such issue and provide Marqeta reasonable evidence that the causes of such issue have been corrected as soon as commercially practicable.

10.Inapplicability of Certain Incentives. The Parties agree that given the uniqueness and nature of the backup Issuing Bank arrangement set forth herein:

(a)    The last sentence of Subsection (D), [***] of Subsection (i), [***] of Section (C), [***] of Schedule D of the Agreement, will not apply to the Cash App Program with Pathward as Issuing Bank. For the avoidance of doubt, the following language shall be inapplicable to the Cash App Program with Pathward as Issuing Bank: "In the event that Marqeta utilizes [***] for Client’s Cash App Program, Marqeta will provide economic incentives to Client of similar value to those detailed in this Section for [***] for the other Issuing Bank transaction volumes.”

(b)    Given that the incentive structure for the Cash App Program with Pathward will differ from the existing incentive structure [***], the Parties agree that none of the transaction volume for the Cash App Program for Cards issued by Pathward as Issuing Bank will be included as [***] for purposes of Subsection (E), entitled [***] of Subsection (i), entitled [***] of Section (C), entitled [***] of Schedule D of the Agreement. [***].

11.Effectiveness of Pricing Changes. Any mutually agreed upon changes to pricing or fees in the Agreement, reflected in this Amendment, will be effective on the first day of the calendar month following the Amendment Effective Date.

12.Limited Amendment. This Amendment and the Agreement set forth the Parties’ entire agreement with respect to the subject matter of this Amendment. This Amendment incorporates by reference the terms of the Agreement as if fully set forth in this Amendment, and the specific terms and conditions in this Amendment govern, control, and supersede the Agreement solely with respect to the subject matters covered in this Amendment.

13.Counterparts. This Amendment may be executed by the Parties electronically and in counterparts.
[Signature Page Follows]

This Amendment has been signed by the Parties or their duly authorized representatives as of the Amendment Effective Date.

Marqeta, Inc. By: /s/ Todd Pollak Print: Todd Pollak Title: Chief Revenue Officer Date: August 11, 2025	Client By: [***] Print: [***] Title: [***] Date: August 11, 2025